Exhibit 99.1

Press Release

www.shire.com

Holding(s) in Company

January 7, 2019 – Shire plc (LSE: SHP, NASDAQ: SHPG)

1a. Identity of the issuer or the underlying issuer of existing shares to which voting rights are attachedii:	Shire Plc JE00B2QKY057
1b. Please indicate if the issuer is a non-UK issuer (please mark with an “X” if appropriate)
Non-UK issuer	X

2. Reason for the notification (please mark the appropriate box or boxes with an “X”)
An acquisition or disposal of voting rights
An acquisition or disposal of financial instruments	X
An event changing the breakdown of voting rights
Other (please specify)iii:

3. Details of person subject to the notification obligationiv
Name	UBS Investment Bank UBS Group AG
City and country of registered office (if applicable)	Zürich Switzerland
4. Full name of shareholder(s) (if different from 3.)[v]
Name	UBS AG London Branch
City and country of registered office (if applicable)	London, United Kingdom
5. Date on which the threshold was crossed or reachedvi:	3 January 2019
6. Date on which issuer notified (DD/MM/YYYY):	7 January 2019

7. Total positions of person(s) subject to the notification obligation
	% of voting rights attached to shares (total of 8. A)	% of voting rights through financial instruments (total of 8.B 1 + 8.B 2)	Total of both in % (8.A + 8.B)	Total number of voting rights of issuervii
Resulting situation on the date on which threshold was crossed or reached	6.80%	0.78%	7.58%	918,120,398
Position of previous notification (if applicable)	6.86%	2.23%	9.10%

Registered in Jersey, No. 99854, 22 Grenville Street, St Helier, Jersey JE4 8PX

8. Notified details of the resulting situation on the date on which the threshold was crossed or reachedviii
A: Voting rights attached to shares
Class/type of shares ISIN code (if possible)	Number of voting rightsix		% of voting rights
	Direct (Art 9 of Directive 2004/109/EC) (DTR5.1)	Indirect (Art 10 of Directive 2004/109/EC) (DTR5.2.1)	Direct (Art 9 of Directive 2004/109/EC) (DTR5.1)	Indirect (Art 10 of Directive 2004/109/EC) (DTR5.2.1)
JE00B2QKY057		62'432'281		6.80%

SUBTOTAL 8. A	62'432'281		6.80%

B 1: Financial Instruments according to Art. 13(1)(a) of Directive 2004/109/EC (DTR5.3.1.1 (a))
Type of financial instrument	Expiration date[x]	Exercise/ Conversion Periodxi	Number of voting rights that may be acquired if the instrument is exercised/converted.	% of voting rights
Right to recall lent ADRs (US82481R1068)		Anytime	396'000	0.04%
US82481R1068			5'174'370	0.56%
Physically settled Long Call Options	18/01/2019 to 18/04/2019		933'000	0.10%
		SUBTOTAL 8. B 1	6'503'370	0.71%

B 2: Financial Instruments with similar economic effect according to Art. 13(1)(b) of Directive 2004/109/EC (DTR5.3.1.1 (b))
Type of financial instrument	Expiration date[x]	Exercise/ Conversion Period xi	Physical or cash settlementxii	Number of voting rights	% of voting rights
Short Put Options	18/01/2019		Physical	658'800	0.07%

			SUBTOTAL 8.B.2	658'800	0.07%

9. Information in relation to the person subject to the notification obligation (please mark the applicable box with an “X”)

Person subject to the notification obligation is not controlled by any natural person or legal entity and does not control any other undertaking(s) holding directly or indirectly an interest in the (underlying) issuerxiii
Full chain of controlled undertakings through which the voting rights and/or the
financial instruments are effectively held starting with the ultimate controlling natural person or legal entityxiv (please add additional rows as necessary)	X
Namexv	% of voting rights if it equals or is higher than the notifiable threshold	% of voting rights through financial instruments if it equals or is higher than the notifiable threshold	Total of both if it equals or is higher than the notifiable threshold
UBS Group AG
UBS AG
UBS AG London Branch	6.80%		7.58%

UBS Group AG
UBS AG
UBS Limited

UBS Group AG
UBS AG
UBS Switzerland AG

UBS Group AG
UBS AG
UBS Americas Holding LLC
UBS Americas Inc.
UBS Securities LLC

10. In case of proxy voting, please identify:
Name of the proxy holder
The number and % of voting rights held
The date until which the voting rights will be held

11. Additional informationxvi

Place of completion	Opfikon, Switzerland
Date of completion	07.01.2019

For further information please contact:

Investor Relations
Christoph Brackmann	christoph.brackmann@shire.com	+41 41 288 41 29
Sun Kim	sun.kim@shire.com	+1 617 588 8175
Scott Burrows	scott.burrows@shire.com	+41 41 288 4195

Media
Katie Joyce	kjoyce@shire.com	+1 781 482 2779

NOTES TO EDITORS

About Shire

Shire is the global biotechnology leader serving patients with rare diseases and specialized conditions. We seek to push boundaries through discovering and delivering new possibilities for patient communities who often have few or no other champions. Relentlessly on the edge of what’s next, we are serial innovators with a diverse pipeline offering fresh thinking and new hope. Serving patients and partnering with healthcare communities in over 100 countries, we strive to be part of the entire patient journey to enable earlier diagnosis, raise standards of care, accelerate access to treatment, and support patients. Our diverse portfolio of therapeutic areas includes Immunology, Hematology, Genetic Diseases, Neuroscience, Internal Medicine, and Ophthalmics.

Championing patients is our call to action - it brings the opportunity - and responsibility - to change people’s lives.

www.shire.com

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